Exhibit 10.13

SECURITIES TRANSFER AGREEMENT

This Securities Transfer Agreement is dated as of September 16, 2025 (this “Transfer Agreement”), by and among Copley Square LLC, a Cayman Islands limited liability company (the “Seller”), Harvard Ave Acquisition Corporation, a Cayman Islands exempted company (the “Company”), and Northlake Partners Ltd., a British Virgin Islands Company(the “Buyer”).

WHEREAS, on the terms and subject to the conditions set forth in this Transfer Agreement, the Seller wishes to transfer to the Buyer certain amount of Class B ordinary shares, $0.0001 par value (“Ordinary Shares”) of the Company, a newly-organized blank check company, or special purpose acquisition company, formed for the purpose of effecting a merger, stock exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities (a “Business Combination”), and the Buyer wish to purchase and receive such Initial Shares (as defined below) from the Seller.

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Transfer Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Transfer of Initial Shares. Seller hereby agrees to transfer immediately as of the date hereof 2,438,546 Ordinary Shares to the Buyer (the “Initial Shares”), and the Buyer have agreed to pay the Seller $8,778.8 (the “Purchase Price”), in consideration of the transfer of the Initial Shares.

Section 2. No Conflicts. Each party represents and warrants that neither the execution and delivery of this Transfer Agreement by such party, nor the consummation or performance by such party of any of the transactions contemplated hereby, will with or without notice or lapse of time, constitute, create or result in a breach or violation of, default under, loss of benefit or right under or acceleration of performance of any obligation required under any agreement to which it is a party.

Section 3. Buyer Representations. The Buyer hereby represents and warrants to the Company and the Seller as follows:.

3.1. Organization and Authority. The Buyer is duly organized, validly existing and in good standing under the laws of the place of its incorporation or formation, and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now conducted. The Buyer has all necessary corporate power and authority to execute and deliver this Transfer Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Transfer Agreement by the Purchaser, and the consummation by the Buyer of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Buyer. Upon the execution and delivery of this Transfer Agreement by the Buyer, this Transfer Agreement will be a legal, valid and binding agreement of the Buyer, enforceable against the Buyer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

3.2. Experience, Financial Capability and Suitability. The Buyer is: (i) sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Initial Shares and (ii) able to bear the economic risk of its investment in the Initial Shares for an indefinite period of time because the Initial Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. The Buyer has substantial experience in evaluating and investing in transactions of securities in companies similar to the Company so that he or she is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Buyer must bear the economic risk of this investment until the Initial Shares are sold pursuant to: (i) an effective registration statement under the Securities Act or (ii) an exemption from registration available with respect to such sale. The Buyer is able to bear the economic risks of an investment in the Initial Shares and to afford a complete loss of Buyer’s investment in the Initial Shares.

3.3. Access to Information; Independent Investigation. Prior to the execution of this Transfer Agreement, the Buyer has had the opportunity to ask questions of and receive answers from representatives of the Company and the Seller concerning an investment in the Company, as well as the Company’s business, properties, financial condition, results of operations or prospects, and the opportunity to obtain additional information to verify the accuracy of all information so obtained. In determining whether to make this investment, the Buyer has relied solely on the Buyer’s own knowledge and understanding of the Company and its business based upon the Buyer’s own due diligence investigation and the information furnished pursuant to this paragraph. The Buyer understands that no person has been authorized to give any information or to make any representations which were not furnished pursuant to this Section 3 and the Buyer has not relied on any other representations or information in making its investment decision, whether written or oral, relating to the Company’s business, properties, financial condition, results of operations or prospects.

3.4. Investment Purposes. The Buyer is purchasing the Initial Shares solely for investment purposes, for the Buyer’s own account and not for the account or benefit of any other person, and not with a view towards the distribution thereof and the Buyer has no present arrangement to sell an interest in the Initial Shares to or through any person or entity.

3.5. Exempt Offering; Restrictions on Transfer; Shell Company; Affiliate Status. The Buyer understands that the transfer of the Initial Shares is exempt from registration under the Securities Act. The Buyer understands the Initial Shares will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act and Buyer understands that the certificates representing the Initial Shares will contain a legend in respect of such restrictions. If in the future the Buyer decides to offer, resell, pledge or otherwise transfer the Initial Shares, such Initial Shares may be offered, resold, pledged or otherwise transferred only pursuant to: (i) registration under the Securities Act, or (ii) an available exemption from registration. The Buyer agrees that if any transfer of its Initial Shares or any interest therein is proposed to be made, as a condition precedent to any such transfer, the Buyer may be required to deliver to the Company an opinion of counsel satisfactory to the Company. Absent registration or an exemption, the Buyer agrees not to resell the Initial Shares. The Buyer further acknowledges that because the Company is a shell company, Rule 144 under the Securities Act may not be available to the Buyer for the resale of the Initial Shares until one year following consummation of the initial business combination of the Company, despite technical compliance with the requirements of Rule 144 and the release or waiver of any contractual transfer restrictions. The Buyer (a) acknowledges that after the issuance of the Initial Shares, the Buyer may be deemed an “affiliate” of the Company under the Securities Act, (b) acknowledges understanding the additional restrictions under the Securities Act applicable to an affiliate of the Company, and (c) acknowledges that it had a full and fair opportunity and the means to obtain United States securities counsel and discuss such restrictions prior to entering into this Transfer Agreement.

3.6. No Governmental Consents. No governmental, administrative or other third-party consents or approvals are required, necessary or appropriate on the part of Buyer in connection with this Transfer Agreement or the transactions contemplated by this Transfer Agreement.

3.7. No Legal Advice from Company. The Buyer acknowledges that it has had the opportunity to review this Transfer Agreement and the transactions contemplated by this Transfer Agreement and the other agreements entered into between the parties hereto with its own legal counsel and investment and tax advisors. Except for any statements or representations of the Seller made in this Transfer Agreement and the other agreements entered into between the parties hereto, the Buyer is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to an investment in the Initial Shares, the transactions contemplated by this Transfer Agreement or the securities laws of any jurisdiction.

3.8. Reliance on Representations and Warranties. The Buyer understands the Initial Shares are being offered and sold to it in reliance on exemptions from the registration requirements under the Securities Act, and analogous provisions in the laws and regulations of various states, and that the Seller and the Company are relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth in this Transfer Agreement in order to determine the applicability of such provisions.

3.9. No General Solicitation or General Advertising; No Directed Selling Efforts. The Buyer is not aware of any form of general solicitation or general advertising (within the meaning of Rule 502 under the Securities Act) or “directed selling efforts” (as defined in Rule 902 of Regulation S under the Securities Act (“Regulation S”)) in connection with the transfer of the Initial Shares.

3.10. Accredited Investor; Non-U.S. Person. The Buyer represents that either: (i) it is an “accredited investor” (as defined in Rule 501 under the Securities Act); or (ii) it is not a “U.S. person” (as defined in Rule 902 of Regulation S) and is located outside of the United States as of the date hereof.

Section 4.  Miscellaneous. This Transfer Agreement, together with the certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter. This Transfer Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Transfer Agreement may not be amended, modified or waived as to any particular provision, except by a written instrument executed by all parties hereto. Except as otherwise provided herein, no party hereto may assign either this Transfer Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Transfer Agreement to be effective as of the date first set forth above.

SELLER:

Copley Square LLC

By:	/s/ Hongbo Xing
Name:	Hongbo Xing
Title:	Manager

BUYER:

Northlake Partners Ltd.

By:	/s/ Tian Wang
Name:	Tian Wang
Title:	Director

COMPANY:

Harvard Ave Acquisition Corporation

By:	/s/ Hoon Ji Choi
Name:	Hoon Ji Choi
Title:	Director

[Signature Page to Securities Transfer Agreement]

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